Exhibit 99.8

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 19, 2010
                                 Date of Report

                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-49669                  88-0376372
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

1350 Avenue of the Americas, 24th FL,
            New York, NY                                            10019
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (347) 821-3452

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 19, 2010, Amincor, Inc., a Nevada corporation (the "Company"), filed a Current Report on Form 8-K (the "Initial 8-K") with the Securities and
Exchange Commission disclosing the Company's acquisition of Tyree Holdings
Corp., a Delaware Corporation ("Tyree").

In accordance with Item 9.01 (b) of Form 8-K, the Initial 8-K did not include the unaudited pro forma combined financial information of the Company and Tyree
(collectively, the "Financial Information"), and instead contained an undertaking to subsequently file the Financial Information. This amendment is being filed for the purpose of satisfying the Company's undertaking to file the
Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the Initial 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Unaudited condensed consolidated financial statements of Tyree Holdings Corp.
and Subsidiaries for the nine months ended September 30, 2010.

(b) PRO-FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed consolidating balance sheets as of September
30, 2010, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 2009, and the nine months ended
September 30, 2010.

                      TYREE HOLDINGS CORP. AND SUBSIDIARIES

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
                                   (UNAUDITED)

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONTENTS

September 30, 2010
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

   Condensed Consolidated Balance Sheet                                      1-2

   Condensed Consolidated Statement of Operations and Accumulated Deficit      3

   Condensed Consolidated Statement of Cash Flows                              4

   Notes to Condensed Consolidated Financial Statements                      5-8

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
  Cash                                                             $    367,201
  Accounts receivable, net of allowance for doubtful
   accounts of $941,000                                               8,392,368
  Inventory, net                                                      3,092,962
  Construction in process                                            11,362,631
  Prepaid expenses and other current assets                              58,731
                                                                   ------------

      Total current assets                                           23,273,893
                                                                   ------------

PROPERTY AND EQUIPMENT, NET                                           2,600,011
                                                                   ------------
OTHER ASSETS:
  Security deposits                                                     124,975
  Goodwill                                                            7,575,500
  Intangible assets, net                                              7,512,795
  Deferred financing costs, net                                         358,582
                                                                   ------------

      Total other assets                                             15,571,852
                                                                   ------------

      Total assets                                                 $ 41,445,756
                                                                   ============

(Continued)

                                       1

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) (CONTINUED)

September 30, 2010
--------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                 $  8,394,848
  Accrued expenses and other current liabilities                      2,108,315
  Assumed liabilities - current portion                               3,571,499
  Senior credit facility - related party                              5,087,158
  Notes payable - current portion                                       304,159
  Billings on construction                                           16,301,778
  Deferred revenue                                                      474,000
                                                                   ------------

      Total current liabilities                                      36,241,757
                                                                   ------------
LONG-TERM LIABILITIES:
  Assumed liabilities - net of current portion                           75,866
  Subordinated term loan - related party                                     --
  Notes payable - net of current portion                              1,159,390
  Other long-term liabilities                                            22,509
                                                                   ------------

      Total long-term liabilities                                     1,257,765
                                                                   ------------

      Total liabilities                                              37,499,522
                                                                   ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Preferred stock, Series A, $0.001 par value per share;
   50,000 shares authorized, 8,930 shares issued and outstanding              9
  Common stock, $0.001 par value per share, 1,000,000 shares
   authorized, 10,698 shares issued and outstanding                          11
  Additional paid-in capital                                         13,394,922
  Accumulated deficit                                                (9,448,708)
                                                                   ------------

      Total stockholders' equity                                      3,946,234
                                                                   ------------

      Total liabilities and stockholders' equity                   $ 41,445,756
                                                                   ============

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                                       2

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
(UNAUDITED)

Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

Net revenues                                                       $ 30,370,792

Cost of revenues                                                     23,919,081
                                                                   ------------

      Gross profit                                                    6,451,711

Selling, general and administrative                                  10,753,508
                                                                   ------------

Loss from operations                                                 (4,301,797)

Interest expense                                                        794,283
                                                                   ------------

      Net loss                                                       (5,096,080)

Accumulated deficit - beginning                                      (4,352,628)
                                                                   ------------

Accumulated deficit - ending                                       $ (9,448,708)
                                                                   ============

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                                       3

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                          $(5,096,080)
  Adjustments to reconcile net loss to net cash
   provided by operating activities:
     Depreciation and amortization                                    1,572,351
     Gain on sale of equipment                                           (9,476)
     Provision for doubtful accounts                                    (36,000)
     Changes in other operating assets and liabilities                5,124,947
                                                                    -----------

          Net cash provided by operations                             1,555,742
                                                                    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                  (114,707)
  Proceeds from sales of equipment                                       28,915
                                                                    -----------

          Net cash used in investing activities                         (85,792)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from the senior credit facility                         (490,512)
  Net proceeds from notes payable                                      (344,514)
  Payments of assumed liabilities                                      (590,619)
                                                                    -----------

          Net cash used in by financing activities                   (1,425,645)
                                                                    -----------

Increase in cash                                                         44,305

CASH, beginning of period                                               322,896
                                                                    -----------

CASH, end of period                                                 $   367,201
                                                                    ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the period for:
  Interest                                                          $   595,682
                                                                    ===========

  Income taxes                                                      $        --
                                                                    ===========

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                                       4

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

1. ORGANIZATION AND NATURE OF BUSINESS

Tyree Holdings Corp. and Subsidiaries (the "Company") was formed in January 2008 and on January 17, 2008,  acquired  substantially  all of the assets and assumed the operations of Larry E. Tyree Co., Inc., Tyree Bros.  Environmental Services,
Inc., The Tyree Organization,  Ltd., Tyree Maintenance  Company,  Inc., and T.M.
Excavating Corp.

The Company operates two lines of business:

Environmental  -  Environmental  consulting,   site  assessment,   analysis  and
management  of site  remediation  for  owners and  operators  of  property  with petroleum storage facilities.

Services - Maintenance, repair and construction services provided principally to the retail  petroleum  industry and other customers with  underground  petroleum storage tanks and petroleum product dispensing equipment.

The Company  markets its services  throughout  the Northeast,  Mid-Atlantic  and
Southern  California  regions of the United States to national and multinational for-profit  enterprises,  as well as to local and national governmental agencies and  municipalities.  The  majority  of the  Company's  revenue is derived  from customers in the Northeastern United States.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The condensed  consolidated  financial  statements include the accounts of Tyree
Holdings Corp.  and its wholly owned  subsidiaries,  Tyree Service Corp.,  Tyree
Environmental  Corp.  and Tyree  Equipment  Corp. All  significant  intercompany transactions have been eliminated in consolidation.

Basis of Presentation

The accompanying condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the
United States for interim  financial  information  and in  accordance  with Rule
10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United
States  for  complete  financial  statement  presentation.  In  the  opinion  of management,  all  adjustments  for a fair statement of the results of operations and financial position for the interim period have been included. The results of operations for the interim period presented is not necessarily indicative of the results of operations to be expected for the year. These condensed  consolidated

                                       5

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

financial statements should be read in conjunction with the audited consolidated financial  statements  for the year ended  December  31, 2009 and for the period
January 18, 2008 (inception) through December 31, 2008.

Revenue Recognition

ENVIRONMENTAL

Environmental  contracts  are  generally  performed on a unit-price  or time and material basis and revenue is recognized as these services are rendered.

SERVICES

The  Company  performs  maintenance  and  repair  services  for  several  retail petroleum  customers under multi-year,  fixed unit price contracts.  The Company recognizes  revenue as services are performed  under the fixed price  contracts.
Other  maintenance and repair services are performed on a unit-price or time and material basis and revenue is recognized as these services are rendered.

Revenue is  recognized  on  fixed-priced  construction  contracts  and  modified fixed-priced  construction  contracts on the completed contract method,  whereby revenue and cost from  construction  projects are recognized only when a project has been substantially completed. Provisions for estimated losses on uncompleted contracts are made when it is determined that a loss is probable. In the event a provision for estimated losses is deemed necessary, the entire estimated loss is recognized in the period in which the determination  arises. In the consolidated balance sheets, the asset  "Construction in process"  represents the direct cost on uncompleted contracts and the liability "Billings on construction" represents customer billing on uncompleted contracts.

Use of Estimates

The preparation of the condensed consolidated financial statements in conformity with GAAP requires  management to make estimates and assumptions that affect the reported  amounts of assets and liabilities and disclosure of contingent  assets and liabilities at the date of the condensed  unaudited  consolidated  financial statements,  and the  reported  amounts  of  revenues  and  expenses  during the reporting period.  Significant  estimates  include,  but are not limited to, the useful life of tangible  assets,  depreciation  and  amortization  and inventory obsolescence. Actual results could differ from these estimates.

3. SENIOR REVOLVING CREDIT AGREEMENT

The Company  maintains a $15,000,000  revolving  credit agreement with a related party which  expires on January 17, 2013.  Borrowings  under this  agreement are

                                       6

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

limited to 70% of eligible accounts receivable and the lesser of 50% of eligible inventory or $4,000,000. The annual interest rate charged on this loan is 16%.

4. RELATED PARTY TRANSACTIONS

Entities  that  provide  working  capital  to  the  Company  or are  holders  of subordinated  promissory  notes share common  management  or ownership  with the
Company's majority stockholder. The total principal and accrued interest owed to these related entities was $4,728,743 as of September 30, 2010. Interest expense incurred to these related  entities  totaled  $599,185 for the nine months ended
September 30, 2010.

The Company  leases  office and  warehouse  space from an entity  controlled  by certain stockholders. Rents paid to this related entity totaled $208,358 for the nine months ended September 30, 2010.

5. ACQUISITION

On January 28, 2010, the Company  entered into a letter of intent to be acquired
by  Amincor,  Inc.   ("Amincor"),   a  related  party.  Amincor  is  to  acquire
substantially all of the issued and outstanding stock of the Company. On October
18, 2010,  Amincor exercised its right under the letter of intent and acquired a majority of the issued and outstanding stock in the Company.

6. LIQUIDITY

The Company  incurred  losses for the year ended  December  31, 2009 and for the period from January 18, 2008  (inception)  through December 31, 2008 and for the nine months ended  September  30, 2010.  In 2011,  managements'  intention is to obtain a new lending credit  facility from a financial  institution  which would provide the Company  with  additional  funds at a lower  interest  rate than its current  existing  credit  facility.  In  addition,  the  Company  is  currently implementing  a plan to increase  its working  capital,  thereby  improving  its liquidity.  The Company  will  continue to utilize its senior  revolving  credit facility while it negotiates with new lenders.  Although management is confident that it will succeed in  negotiating  financing  for the  Company,  there are no assurances that they will be successful in their endeavors.  However, management believes they have sufficient  access to working  capital to sustain  operations through September 30, 2011.

                                       7

TYREE HOLDINGS CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

7. SUBSEQUENT EVENTS

The Company has evaluated its subsequent  events through  December 23, 2010, the date that the accompanying financial statements were available to be issued. The
Company had no additional subsequent events requiring disclosure.

                                       8

                         AMINCOR, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

The following  unaudited pro forma condensed  consolidating  balance sheet as of
September  30, 2010  combines  the  consolidating  historical  balance  sheet of
Amincor,  Inc. and  Subsidiary  (the "Company" or "Amincor") as of September 30,
2010, and the balance sheets of Tyree Holdings Corp. ("Tyree"), as well as three additional  Amincor  subsidiaries  also  acquired on October 18,  2010:  Baker's
Pride, Inc.  ("BPI"),  Epic Sports  International,  Inc.  ("Epic"),  and Masonry
Supply Holding Corp. ("Masonry").  The pro forma condensed consolidating balance
sheets   as  of   September   30,   2010  are   presented   under   the  "as  if
pooling-of-interest  method" of  accounting,  as the  entities  are under common control,  giving effect to the  acquisition  of BPI, Epic,  Masonry,  and Tyree, pursuant to the letters of intent to acquire the  outstanding  stock, on October
18, 2010, as if it had occurred on September 30, 2010.

The  following  unaudited  pro  forma  condensed   consolidating   statement  of
operations  for the  year  ended  December  31,  2009  combines  the  historical statement of  operations of Amincor,  Inc. for the year ended  December 31, 2009 and the statements of operations of BPI, Epic,  Masonry,  Tulare Holdings,  Inc.
("Tulare") and Tyree for the year ended December 31, 2009,  giving effect to the
BPI,  Epic,  Masonry,  Tulare and Tyree  acquisitions  as if it had  occurred on
January 1, 2009.

The  following  unaudited  pro  forma  condensed   consolidating   statement  of
operations for the nine months ended  September 30, 2010 combines the historical consolidating  statement of operations of Amincor,  Inc. and  Subsidiary for the nine months ended  September 30, 2010,  and the statements of operations of BPI,
Epic,  Masonry and Tyree for the nine months ended  September  30, 2010,  giving effect to the BPI, Epic, Masonry and Tyree acquisitions as if it had occurred on
January 1, 2010.

The unaudited pro forma condensed  consolidating  financial statements have been prepared giving effect to, among other things, the BPI, Epic, Masonry, and Tyree acquisitions  which will be accounted for as an "as if  pooling-of-interest"  in accordance with ASC 805-50 for business  combinations  for entities under common control.  Since the  Company  and BPI,  Epic,  Masonry,  and Tyree  each  deemed entities under the common control of Amincor,  the acquisition  will be recorded using the as if pooling-of-interest method and the financial information for all periods presented subsequent to October 15, 2008 for BPI, September 19, 2008 for
Epic,  December 31, 2009 for Masonry,  and January 17, 2008 for Tyree, the dates the entities came under common control, will be presented as if the entities had been combined.

The unaudited pro forma condensed  consolidating  financial statements are based on the  estimates  and  assumptions  set forth in the notes to such  statements, which  have  been  made  solely  for  purposes  of  developing  such  pro  forma information. The pro forma adjustments are based upon available information that we believe is reasonable  under the  circumstances,  and is subject to revision.
The  unaudited  pro  forma  condensed  consolidating  financial  statements  are presented for  informational  purposes  only,  and we cannot assure you that the assumptions  used  in the  preparation  of the  unaudited  pro  forma  condensed consolidating  financial  statements  will ultimately  prove to be correct.  The unaudited pro forma  information is not necessarily  indicative of the financial position or results of operations  that may have actually  occurred had the BPI,
Epic,  Masonry,  Tulare and Tyree acquisitions taken place on the dates noted or the future financial position or operating results of the combined Company.

                         AMINCOR, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEETS
                               SEPTEMBER 30, 2010

                                                                             EPIC SPORTS          MASONRY
                                   COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,     SUPPLY HOLDING
                                    REPORTED                INC.                 INC.              CORP.
                                   -----------          -----------          -----------        -----------

            ASSETS

CURRENT ASSETS                     $ 7,412,357          $ 5,389,683          $   878,033        $ 1,454,996

PROPERTY AND EQUIPMENT                 362,366              143,292               15,554          2,025,925

INTANGIBLE ASSETS                           --           13,921,971              551,873            968,025

OTHER ASSETS                           306,667                   --                6,496                 --
                                   -----------          -----------          -----------        -----------

    TOTAL ASSETS                   $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                $ 9,251,887          $ 5,556,234          $ 1,756,421        $ 3,106,402

LONG-TERM LIABILITIES                       --                   --               77,568            236,531
                                   -----------          -----------          -----------        -----------

    TOTAL LIABILITIES                9,251,887            5,556,234            1,833,989          3,342,933
                                   -----------          -----------          -----------        -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                   (1,170,497)          13,898,712             (382,033)         1,106,013

NON-CONTROLLING INTERESTS                   --                   --                   --                 --
                                   -----------          -----------          -----------        -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                          (1,170,497)          13,898,712             (382,033)         1,106,013
                                   -----------          -----------          -----------        -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                         $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

                                   TYREE HOLDINGS        PRO FORMA            PRO FORMA
                                       CORP.            ADJUSTMENTS          CONSOLIDATED
                                    -----------         -----------          ------------
            ASSETS

CURRENT ASSETS                      $23,273,893         $        --          $38,408,962

PROPERTY AND EQUIPMENT                2,600,011                  --            5,147,148

INTANGIBLE ASSETS                    15,088,295                  --           30,530,164

OTHER ASSETS                            483,557                  --              796,720
                                    -----------         -----------          -----------

    TOTAL ASSETS                    $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                 $36,241,757         $        --          $55,912,701

LONG-TERM LIABILITIES                 1,257,765                  --            1,571,864
                                    -----------         -----------          -----------

    TOTAL LIABILITIES                37,499,522                  --           57,484,565
                                    -----------         -----------          -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                     3,946,234 (1)      (2,106,665)          15,291,764

NON-CONTROLLING INTERESTS                    -- (1)       2,106,665            2,106,665
                                    -----------         -----------          -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                            3,946,234                  --           17,398,429
                                    -----------         -----------          -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                          $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2010

BASIS OF PRESENTATION

The unaudited pro forma  condensed  consolidating  balance  sheets  presents the financial  position of the Company on  September  30, 2010,  and Baker's  Pride,
Inc., Epic Sports  International,  Inc., Masonry Supply Holding Corp., and Tyree
Holdings Corp. on September 30, 2010.

PRO FORMA ADJUSTMENT

(1)  To record as of September 30, 2010 the non-controlling interests in equity:

             Epic Sports International, Inc.          $  (962,463)
             Tyree Holdings Corp.                      (1,144,202)
                                                      -----------

                                                      $(2,106,665)
                                                      ===========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009

                                                                                       EPIC SPORTS             MASONRY
                                          COMPANY AS           BAKER'S PRIDE,         INTERNATIONAL,        SUPPLY HOLDING
                                           REPORTED                INC.                    INC.                  CORP.
                                         ------------          ------------           ------------           ------------

NET REVENUES                             $         --          $ 13,345,574           $  3,803,853           $ 10,126,542

COST OF REVENUES                                   --             9,154,517              2,654,319              9,642,659
                                         ------------          ------------           ------------           ------------

GROSS PROFIT                                       --             4,191,057              1,149,534                483,883

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                           --             4,319,410              2,416,120              3,132,827
                                         ------------          ------------           ------------           ------------

LOSS FROM OPERATIONS                               --              (128,353)            (1,266,586)            (2,648,944)

NON-OPERATING EXPENSES                             --               654,844                966,985              6,888,710
                                         ------------          ------------           ------------           ------------

NET LOSS                                 $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --          $         --           $         --           $         --
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                            $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $        --
                                         ===========
  DILUTED                                $        --
                                         ===========

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                   14,126,820
                                         ===========
  DILUTED                                 14,126,820
                                         ===========

                                         TULARE HOLDINGS,       TYREE HOLDINGS           PRO FORMA            PRO FORMA
                                              INC.                   CORP.              ADJUSTMENTS          CONSOLIDATED
                                          ------------           ------------           -----------          ------------

NET REVENUES                              $ 11,324,456           $ 53,654,956           $        --          $ 92,255,381

COST OF REVENUES                            10,919,274             44,234,184                    --            76,604,953
                                          ------------           ------------           -----------          ------------

GROSS PROFIT                                   405,182              9,420,772                    --            15,650,428

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                     1,936,173             10,831,583                    --            22,636,113
                                          ------------           ------------           -----------          ------------

LOSS FROM OPERATIONS                        (1,530,991)            (1,410,811)                   --            (6,985,685)

NON-OPERATING EXPENSES                       5,884,810              1,203,353                    --            15,598,702
                                          ------------           ------------           -----------          ------------

NET LOSS                                  $ (7,415,801)          $ (2,614,164)          $        --          $(22,584,387)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS                $         --           $         --  (1)      $  (726,430)         $   (726,430)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                             $ (7,415,801)          $ (2,614,164)          $   726,430          $(21,857,957)
                                          ============           ============           ===========          ============

TOTAL NET LOSS PER SHARE:
  BASIC                                                                                                      $      (1.55)
                                                                                                             ============
  DILUTED                                                                                                    $      (1.55)
                                                                                                             ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                                                                                        14,126,820
                                                                                                             ============
  DILUTED                                                                                                      14,126,820
                                                                                                             ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2009

BASIS OF PRESENTATION

The  unaudited  pro  forma  condensed  consolidating  statements  of  operations included the results of the Company for the year ended  December  31, 2009,  and
Baker's Pride,  Inc., Epic Sports  International,  Inc.,  Masonry Supply Holding
Corp.,  Tulare  Holdings,  Inc.  and Tyree  Holdings  Corp.  for the year  ended
December 31, 2009.

PRO FORMA ADJUSTMENTS

(1)  To  record,   for  the  year  ended  December  31,  2009,  the  net  losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(446,714)
              Tyree Holdings Corp.                      (279,716)
                                                       ---------

                                                       $(726,430)
                                                       =========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010

                                                                                   EPIC SPORTS            MASONRY
                                         COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,       SUPPLY HOLDING
                                          REPORTED                INC.                 INC.                CORP.
                                         -----------          -----------          -----------          -----------

NET REVENUES                             $  8,514,015         $  9,907,509         $  2,809,986         $  5,060,372

COST OF REVENUES                            7,843,618            6,706,454            2,114,287            4,082,246
                                         ------------         ------------         ------------         ------------

GROSS PROFIT                                  670,397            3,201,055              695,699              978,126

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                    1,775,890            3,052,829            1,855,173            2,478,294
                                         ------------         ------------         ------------         ------------

(LOSS) INCOME FROM OPERATIONS              (1,105,493)             148,226           (1,159,474)          (1,500,168)

NON-OPERATING EXPENSES                        397,411              377,810              165,844              154,766
                                         ------------         ------------         ------------         ------------

NET LOSS                                 $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --         $         --         $         --         $         --
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES                            $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $      (0.05)
                                         ============
  DILUTED                                $      (0.05)
                                         ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                    29,189,177
                                         ============
  DILUTED                                  29,189,177
                                         ============

                                         TYREE HOLDINGS         PRO FORMA           PRO FORMA
                                             CORP.             ADJUSTMENTS         CONSOLIDATED
                                          -----------          -----------         ------------
NET REVENUES
                                          $ 30,370,792         $         --        $ 56,662,674
COST OF REVENUES
                                            23,919,081                   --          44,665,686
                                          ------------         ------------        ------------
GROSS PROFIT
                                             6,451,711                   --          11,996,988
SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES
                                            10,753,508                   --          19,915,694
                                          ------------         ------------        ------------
(LOSS) INCOME FROM OPERATIONS
                                            (4,301,797)                  --          (7,918,706)
NON-OPERATING EXPENSES
                                               794,283                   --           1,890,114
                                          ------------         ------------        ------------
NET LOSS
                                          $ (5,096,080)        $         --        $ (9,808,820)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS
                                          $         --  (1)    $   (810,345)       $   (810,345)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES
                                          $ (5,096,080)        $    810,345        $ (8,998,475)
                                          ============         ============        ============
TOTAL NET LOSS PER SHARE:
  BASIC
                                                                                   $      (0.34)
  DILUTED                                                                          ============
                                                                                   $      (0.34)
                                                                                   ============
WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC
                                                                                     29,189,177
  DILUTED                                                                          ============
                                                                                     29,189,177
                                                                                   ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010

BASIS OF PRESENTATION

The  unaudited  pro  forma  condensed  consolidating  statements  of  operations included  the results of the Company for the nine  months  ended  September  30,
2010, and Baker's Pride, Inc., Epic Sports  International,  Inc., Masonry Supply
Holding Corp.,  and Tyree Holdings Corp. for the nine months ended September 30,
2010.

PRO FORMA ADJUSTMENT

(1)  To record,  for the nine months ended  September  30, 2010,  the net losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(265,064)
              Tyree Holdings Corp.                      (545,281)
                                                       ---------

                                                       $(810,345)
                                                       =========

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             Amincor, Inc.
                                             (Registrant)

Date: December 28, 2010
                                             /s/ Joseph F. Ingrassia
                                             -----------------------------------
                                             Joseph F. Ingrassia, Vice President

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 19, 2010
                                 Date of Report

                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-49669                  88-0376372
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

1350 Avenue of the Americas, 24th FL,
            New York, NY                                            10019
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (347) 821-3452

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 19, 2010, Amincor, Inc., a Nevada corporation (the "Company"), filed a Current Report on Form 8-K (the "Initial 8-K") with the Securities and
Exchange Commission disclosing the Company's acquisition of Masonry Supply
Holding Corp., a Delaware Corporation ("Masonry").

In accordance with Item 9.01 (b) of Form 8-K, the Initial 8-K did not include the unaudited pro forma combined financial information of the Company and
Masonry (collectively, the "Financial Information"), and instead contained an undertaking to subsequently file the Financial Information. This amendment is being filed for the purpose of satisfying the Company's undertaking to file the
Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the Initial 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Unaudited condensed consolidated financial statements of Masonry Supply Holding
Corp. and Subsidiary for the nine months ended September 30, 2010.

(b) PRO-FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed consolidating balance sheets as of September
30, 2010, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 2009, and the nine months ended
September 30, 2010.

                   MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
                                   (UNAUDITED)

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

CONTENTS

September 30, 2010
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

   Condensed Consolidated Balance Sheet                                      1-2

   Condensed Consolidated Statement of Operations and Accumulated Deficit      3

   Condensed Consolidated Statement of Cash Flows                              4

   Notes to Condensed Consolidated Financial Statements                      5-6

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
  Cash                                                               $   85,930
  Accounts receivable, net of allowance for doubtful accounts
   of $143,000                                                          701,764
  Inventory, net                                                        593,707
  Prepaid expenses and other current assets                              73,595
                                                                     ----------

      Total current assets                                            1,454,996
                                                                     ----------

PROPERTY, PLANT AND EQUIPMENT, net                                    2,025,925
                                                                     ----------

OTHER ASSETS:
  Goodwill                                                               31,000
  Intangible assets, net                                                937,025
                                                                     ----------

      Total other assets                                                968,025
                                                                     ----------

      Total assets                                                   $4,448,946
                                                                     ==========

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                                       1

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) (CONTINUED)

September 30, 2010
--------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                  $ 1,714,147
  Accrued expenses and other current liabilities                        180,086
  Loans payable - related party                                       1,098,111
  Capital lease obligations - current portion                           114,058
                                                                    -----------

      Total current liabilities                                       3,106,402
                                                                    -----------
LONG-TERM LIABILITIES:
  Capital lease obligations - net of current portion                    216,794
  Customer deposits                                                      19,737
                                                                    -----------

      Total long-term liabilities                                       236,531
                                                                    -----------

      Total liabilities                                               3,342,933
                                                                    -----------
STOCKHOLDERS' EQUITY:
  Common stock - authorized 1,500 shares $0.001 par value;
   issued and outstanding - 150 shares                                       --
  Additional paid-in capital                                          2,760,947
  Accumulated deficit                                                (1,654,934)
                                                                    -----------

      Total stockholders' equity                                      1,106,013
                                                                    -----------

      Total liabilities and stockholders' equity                    $ 4,448,946
                                                                    ===========

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                                       2

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
(UNAUDITED)

For the Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

NET SALES                                                           $ 5,060,372

COST OF SALES                                                         4,082,246
                                                                    -----------

      Gross profit                                                      978,126

SELLING, GENERAL AND ADMINISTRATIVE                                   2,478,294
                                                                    -----------
Loss from operations                                                 (1,500,168)

INTEREST EXPENSE                                                        154,766
                                                                    -----------

      Net loss                                                       (1,654,934)

ACCUMULATED DEFICIT - beginning                                              --
                                                                    -----------

ACCUMULATED DEFICIT - ending                                        $(1,654,934)
                                                                    ===========

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                                       3

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

For the Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                          $(1,654,934)
  Adjustments to reconcile net loss to net
   cash used in operating activities:
     Depreciation and amortization                                      273,514
     Provision for doubtful accounts                                     10,289
     Changes in other operating assets and liabilities                  552,354
                                                                    -----------

          Net cash used in operations                                  (818,777)
                                                                    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                  (121,534)
                                                                    -----------

          Net cash used in investing activities                        (121,534)
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from loans payable                                     1,098,111
  Principal payments of capital lease obligations                      (111,406)
                                                                    -----------

          Net cash provided by financing activities                     986,705
                                                                    -----------

Increase in cash                                                         46,394

CASH, beginning of period                                                39,536
                                                                    -----------

CASH, end of period                                                 $    85,930
                                                                    ===========

SUPPLEMENTARY CASH FLOW INFORMATION:

Cash paid during the period for:
  Interest                                                          $   154,766
                                                                    ===========
  Income taxes                                                      $        --
                                                                    ===========

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                                       4

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

1. ORGANIZATION AND NATURE OF BUSINESS

Masonry  Supply  Holding  Corp.  ("Masonry")  and Imperia  Masonry  Supply Corp.
("Imperia Masonry") (collectively, the "Company") were each incorporated on June
22, 2009 in the state of Delaware. The Company is a manufacturer specializing in concrete block,  lightweight  block,  and split face block for the  construction industry.  The Company also  supplies a wide array of other masonry and building products  and  operates a retail  home  center,  which sells  hardware,  masonry materials and other building supplies to contractors and retail  customers.  The
Company supplies customers throughout the New York metropolitan area.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the
United States for interim  financial  information  and in  accordance  with Rule
10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United
States  for  complete  financial  statement  presentation.  In  the  opinion  of management,  all  adjustments  for a fair statement of the results of operations and financial position for the interim period have been included. The results of operations for the interim period presented is not necessarily indicative of the results of operations to be expected for the year. These condensed  consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the years ended December 31, 2009 and 2008.

Principles of Consolidation

The condensed  consolidated financial statements include the accounts of Masonry and  Imperia  Masonry.  All  significant  intercompany  transactions  have  been eliminated in consolidation.

Use of Estimates

The  preparation  of  financial  statements  in  conformity  with GAAP  requires management to make estimates and assumptions that affect the reported amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the condensed unaudited consolidated  financial statements,  and the
reported  amounts  of  revenues  and  expenses  during  the  reporting   period.
Significant  estimates include, but are not limited to, useful lives of tangible and  intangible  assets,  depreciation  and  amortization,  and  allowances  for doubtful accounts and inventory  obsolescence.  Actual results could differ from these estimates.

                                       5

MASONRY SUPPLY HOLDING CORP. AND SUBSIDIARY
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

3. LOAN PAYABLE - RELATED PARTY

The Company has entered into a purchase order financing agreement with a related party  which  bears  interest  at 16% per  annum.  At  September  30,  2010  the outstanding balance was approximately $1.1 million and interest expense amounted to approximately $42,000 for the nine months then ended.

4. ACQUISITION

On January 28, 2010, the Company  entered into a letter of intent to be acquired by Amincor,  Inc.  ("Amincor"),  a related party.  On October 18, 2010,  Amincor exercised  its right under the letter of intent and  acquired  all of the issued and outstanding stock of Company.

5. LIQUIDITY

The Company incurred losses and negative cash flows from operations for the nine months ended  September  30, 2010. In 2011,  managements'  intention is to raise sufficient  capital to upgrade the plant and equipment,  allowing the Company to be more competitive within the industry.  In addition,  the Company is currently implementing  a  plan  to  increase  working  capital.  Although  management  is confident that they will secure new financing, there are no assurances that they will be successful in their endeavors.  However,  management  believes they have sufficient access to working capital to sustain operations through September 30,
2011.

6. SUBSEQUENT EVENTS

The Company has evaluated its subsequent  events through  December 23, 2010, the date that the accompanying financial statements were available to be issued. The
Company had no additional subsequent events requiring disclosure.

                                       6

                         AMINCOR, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

The following  unaudited pro forma condensed  consolidating  balance sheet as of
September  30, 2010  combines  the  consolidating  historical  balance  sheet of
Amincor,  Inc. and  Subsidiary  (the "Company" or "Amincor") as of September 30,
2010, and the balance sheets of Masonry  Supply  Holding Corp.  ("Masonry"),  as well as three additional Amincor subsidiaries also acquired on October 18, 2010:
Baker's Pride, Inc. ("BPI"), Epic Sports International, Inc. ("Epic"), and Tyree
Holdings Corp. ("Tyree").  The pro forma condensed  consolidating balance sheets as of  September  30, 2010 are  presented  under the "as if  pooling-of-interest method" of accounting,  as the entities are under common control,  giving effect to the acquisition of BPI, Epic, Masonry, and Tyree,  pursuant to the letters of intent to acquire  the  outstanding  stock,  on October 18,  2010,  as if it had occurred on September 30, 2010.

The  following  unaudited  pro  forma  condensed   consolidating   statement  of
operations  for the  year  ended  December  31,  2009  combines  the  historical statement of  operations of Amincor,  Inc. for the year ended  December 31, 2009 and the statements of operations of BPI, Epic,  Masonry,  Tulare Holdings,  Inc.
("Tulare") and Tyree for the year ended December 31, 2009,  giving effect to the
BPI,  Epic,  Masonry,  Tulare and Tyree  acquisitions  as if it had  occurred on
January 1, 2009.

The  following  unaudited  pro  forma  condensed   consolidating   statement  of
operations for the nine months ended  September 30, 2010 combines the historical consolidating  statement of operations of Amincor,  Inc. and  Subsidiary for the nine months ended  September 30, 2010,  and the statements of operations of BPI,
Epic,  Masonry and Tyree for the nine months ended  September  30, 2010,  giving effect to the BPI, Epic, Masonry and Tyree acquisitions as if it had occurred on
January 1, 2010.

The unaudited pro forma condensed  consolidating  financial statements have been prepared giving effect to, among other things, the BPI, Epic, Masonry, and Tyree acquisitions  which will be accounted for as an "as if  pooling-of-interest"  in accordance with ASC 805-50 for business  combinations  for entities under common control.  Since the  Company  and BPI,  Epic,  Masonry,  and Tyree  each  deemed entities under the common control of Amincor,  the acquisition  will be recorded using the as if pooling-of-interest method and the financial information for all periods presented subsequent to October 15, 2008 for BPI, September 19, 2008 for
Epic,  December 31, 2009 for Masonry,  and January 17, 2008 for Tyree, the dates the entities came under common control, will be presented as if the entities had been combined.

The unaudited pro forma condensed  consolidating  financial statements are based on the  estimates  and  assumptions  set forth in the notes to such  statements, which  have  been  made  solely  for  purposes  of  developing  such  pro  forma information. The pro forma adjustments are based upon available information that we believe is reasonable  under the  circumstances,  and is subject to revision.
The  unaudited  pro  forma  condensed  consolidating  financial  statements  are presented for  informational  purposes  only,  and we cannot assure you that the assumptions  used  in the  preparation  of the  unaudited  pro  forma  condensed consolidating  financial  statements  will ultimately  prove to be correct.  The unaudited pro forma  information is not necessarily  indicative of the financial position or results of operations  that may have actually  occurred had the BPI,
Epic,  Masonry,  Tulare and Tyree acquisitions taken place on the dates noted or the future financial position or operating results of the combined Company.

                         AMINCOR, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEETS
                               SEPTEMBER 30, 2010

                                                                             EPIC SPORTS          MASONRY
                                   COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,     SUPPLY HOLDING
                                    REPORTED                INC.                 INC.              CORP.
                                   -----------          -----------          -----------        -----------

            ASSETS

CURRENT ASSETS                     $ 7,412,357          $ 5,389,683          $   878,033        $ 1,454,996

PROPERTY AND EQUIPMENT                 362,366              143,292               15,554          2,025,925

INTANGIBLE ASSETS                           --           13,921,971              551,873            968,025

OTHER ASSETS                           306,667                   --                6,496                 --
                                   -----------          -----------          -----------        -----------

    TOTAL ASSETS                   $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                $ 9,251,887          $ 5,556,234          $ 1,756,421        $ 3,106,402

LONG-TERM LIABILITIES                       --                   --               77,568            236,531
                                   -----------          -----------          -----------        -----------

    TOTAL LIABILITIES                9,251,887            5,556,234            1,833,989          3,342,933
                                   -----------          -----------          -----------        -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                   (1,170,497)          13,898,712             (382,033)         1,106,013

NON-CONTROLLING INTERESTS                   --                   --                   --                 --
                                   -----------          -----------          -----------        -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                          (1,170,497)          13,898,712             (382,033)         1,106,013
                                   -----------          -----------          -----------        -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                         $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

                                   TYREE HOLDINGS        PRO FORMA            PRO FORMA
                                       CORP.            ADJUSTMENTS          CONSOLIDATED
                                    -----------         -----------          ------------
            ASSETS

CURRENT ASSETS                      $23,273,893         $        --          $38,408,962

PROPERTY AND EQUIPMENT                2,600,011                  --            5,147,148

INTANGIBLE ASSETS                    15,088,295                  --           30,530,164

OTHER ASSETS                            483,557                  --              796,720
                                    -----------         -----------          -----------

    TOTAL ASSETS                    $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                 $36,241,757         $        --          $55,912,701

LONG-TERM LIABILITIES                 1,257,765                  --            1,571,864
                                    -----------         -----------          -----------

    TOTAL LIABILITIES                37,499,522                  --           57,484,565
                                    -----------         -----------          -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                     3,946,234 (1)      (2,106,665)          15,291,764

NON-CONTROLLING INTERESTS                    -- (1)       2,106,665            2,106,665
                                    -----------         -----------          -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                            3,946,234                  --           17,398,429
                                    -----------         -----------          -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                          $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2010

BASIS OF PRESENTATION

The unaudited pro forma  condensed  consolidating  balance  sheets  presents the financial  position of the Company on  September  30, 2010,  and Baker's  Pride,
Inc., Epic Sports  International,  Inc., Masonry Supply Holding Corp., and Tyree
Holdings Corp. on September 30, 2010.

PRO FORMA ADJUSTMENTS

(1)  To record as of September 30, 2010 the non-controlling interests in equity:

             Epic Sports International, Inc.          $  (962,463)
             Tyree Holdings Corp.                      (1,144,202)
                                                      -----------

                                                      $(2,106,665)
                                                      ===========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009

                                                                                       EPIC SPORTS             MASONRY
                                          COMPANY AS           BAKER'S PRIDE,         INTERNATIONAL,        SUPPLY HOLDING
                                           REPORTED                INC.                    INC.                  CORP.
                                         ------------          ------------           ------------           ------------

NET REVENUES                             $         --          $ 13,345,574           $  3,803,853           $ 10,126,542

COST OF REVENUES                                   --             9,154,517              2,654,319              9,642,659
                                         ------------          ------------           ------------           ------------

GROSS PROFIT                                       --             4,191,057              1,149,534                483,883

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                           --             4,319,410              2,416,120              3,132,827
                                         ------------          ------------           ------------           ------------

LOSS FROM OPERATIONS                               --              (128,353)            (1,266,586)            (2,648,944)

NON-OPERATING EXPENSES                             --               654,844                966,985              6,888,710
                                         ------------          ------------           ------------           ------------

NET LOSS                                 $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --          $         --           $         --           $         --
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                            $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $        --
                                         ===========
  DILUTED                                $        --
                                         ===========

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                   14,126,820
                                         ===========
  DILUTED                                 14,126,820
                                         ===========

                                         TULARE HOLDINGS,       TYREE HOLDINGS           PRO FORMA            PRO FORMA
                                              INC.                   CORP.              ADJUSTMENTS          CONSOLIDATED
                                          ------------           ------------           -----------          ------------

NET REVENUES                              $ 11,324,456           $ 53,654,956           $        --          $ 92,255,381

COST OF REVENUES                            10,919,274             44,234,184                    --            76,604,953
                                          ------------           ------------           -----------          ------------

GROSS PROFIT                                   405,182              9,420,772                    --            15,650,428

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                     1,936,173             10,831,583                    --            22,636,113
                                          ------------           ------------           -----------          ------------

LOSS FROM OPERATIONS                        (1,530,991)            (1,410,811)                   --            (6,985,685)

NON-OPERATING EXPENSES                       5,884,810              1,203,353                    --            15,598,702
                                          ------------           ------------           -----------          ------------

NET LOSS                                  $ (7,415,801)          $ (2,614,164)          $        --          $(22,584,387)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS                $         --           $         --  (1)      $  (726,430)         $   (726,430)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                             $ (7,415,801)          $ (2,614,164)          $   726,430          $(21,857,957)
                                          ============           ============           ===========          ============

TOTAL NET LOSS PER SHARE:
  BASIC                                                                                                      $      (1.55)
                                                                                                             ============
  DILUTED                                                                                                    $      (1.55)
                                                                                                             ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                                                                                        14,126,820
                                                                                                             ============
  DILUTED                                                                                                      14,126,820
                                                                                                             ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2009

BASIS OF PRESENTATION

The  unaudited  pro  forma  condensed  consolidating  statements  of  operations included the results of the Company for the year ended  December  31, 2009,  and
Baker's Pride,  Inc., Epic Sports  International,  Inc.,  Masonry Supply Holding
Corp.,  Tulare  Holdings,  Inc.  and Tyree  Holdings  Corp.  for the year  ended
December 31, 2009.

PRO FORMA ADJUSTMENTS

(1)  To  record,   for  the  year  ended  December  31,  2009,  the  net  losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(446,714)
              Tyree Holdings Corp.                      (279,716)
                                                       ---------

                                                       $(726,430)
                                                       =========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010

                                                                                   EPIC SPORTS            MASONRY
                                         COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,       SUPPLY HOLDING
                                          REPORTED                INC.                 INC.                CORP.
                                         -----------          -----------          -----------          -----------

NET REVENUES                             $  8,514,015         $  9,907,509         $  2,809,986         $  5,060,372

COST OF REVENUES                            7,843,618            6,706,454            2,114,287            4,082,246
                                         ------------         ------------         ------------         ------------

GROSS PROFIT                                  670,397            3,201,055              695,699              978,126

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                    1,775,890            3,052,829            1,855,173            2,478,294
                                         ------------         ------------         ------------         ------------

(LOSS) INCOME FROM OPERATIONS              (1,105,493)             148,226           (1,159,474)          (1,500,168)

NON-OPERATING EXPENSES                        397,411              377,810              165,844              154,766
                                         ------------         ------------         ------------         ------------

NET LOSS                                 $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --         $         --         $         --         $         --
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES                            $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $      (0.05)
                                         ============
  DILUTED                                $      (0.05)
                                         ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                    29,189,177
                                         ============
  DILUTED                                  29,189,177
                                         ============

                                         TYREE HOLDINGS         PRO FORMA           PRO FORMA
                                             CORP.             ADJUSTMENTS         CONSOLIDATED
                                          -----------          -----------         ------------
NET REVENUES
                                          $ 30,370,792         $         --        $ 56,662,674
COST OF REVENUES
                                            23,919,081                   --          44,665,686
                                          ------------         ------------        ------------
GROSS PROFIT
                                             6,451,711                   --          11,996,988
SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES
                                            10,753,508                   --          19,915,694
                                          ------------         ------------        ------------
(LOSS) INCOME FROM OPERATIONS
                                            (4,301,797)                  --          (7,918,706)
NON-OPERATING EXPENSES
                                               794,283                   --           1,890,114
                                          ------------         ------------        ------------
NET LOSS
                                          $ (5,096,080)        $         --        $ (9,808,820)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS
                                          $         --  (1)    $   (810,345)       $   (810,345)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES
                                          $ (5,096,080)        $    810,345        $ (8,998,475)
                                          ============         ============        ============
TOTAL NET LOSS PER SHARE:
  BASIC
                                                                                   $      (0.34)
  DILUTED                                                                          ============
                                                                                   $      (0.34)
                                                                                   ============
WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC
                                                                                     29,189,177
  DILUTED                                                                          ============
                                                                                     29,189,177
                                                                                   ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010

BASIS OF PRESENTATION

The  unaudited  pro  forma  condensed  consolidating  statements  of  operations included  the results of the Company for the nine  months  ended  September  30,
2010, and Baker's Pride, Inc., Epic Sports  International,  Inc., Masonry Supply
Holding Corp.,  and Tyree Holdings Corp. for the nine months ended September 30,
2010.

PRO FORMA ADJUSTMENTS

(1)  To record,  for the nine months ended  September  30, 2010,  the net losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(265,064)
              Tyree Holdings Corp.                      (545,281)
                                                       ---------

                                                       $(810,345)
                                                       =========

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             Amincor, Inc.
                                             (Registrant)

Date: December 28, 2010
                                             /s/ Joseph F. Ingrassia
                                             -----------------------------------
                                             Joseph F. Ingrassia, Vice President

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 19, 2010
                                 Date of Report

                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-49669                  88-0376372
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

1350 Avenue of the Americas, 24th FL,
            New York, NY                                            10019
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (347) 821-3452

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 19, 2010, Amincor, Inc., a Nevada corporation (the "Company"), filed a Current Report on Form 8-K (the "Initial 8-K") with the Securities and
Exchange Commission disclosing the Company's acquisition of Epic Sports
International, Inc., a Nevada Corporation ("Epic").

In accordance with Item 9.01 (b) of Form 8-K, the Initial 8-K did not include the unaudited pro forma combined financial information of the Company and Epic
(collectively, the "Financial Information"), and instead contained an undertaking to subsequently file the Financial Information. This amendment is being filed for the purpose of satisfying the Company's undertaking to file the
Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the Initial 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Unaudited condensed financial statements of Epic Sports International, Inc. for the nine months ended September 30, 2010.

(b) Pro-Forma Financial Information

The unaudited pro forma condensed consolidating balance sheets as of September
30, 2010, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 2009, and the nine months ended
September 30, 2010.

                         EPIC SPORTS INTERNATIONAL, INC.

                         CONDENSED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
                                   (UNAUDITED)

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

CONTENTS

September 30, 2010
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

   Condensed Balance Sheet                                                   1-2

   Condensed Statement of Operations and Accumulated Deficit                   3

   Condensed Statement of Cash Flows                                           4

   Notes to Condensed Financial Statements                                   5-7

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

CONDENSED BALANCE SHEET (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
  Cash                                                              $     4,309
  Due from factor - related party                                       529,696
  Accounts receivable - net of allowance for doubtful
   accounts of $37,000                                                   37,266
  Inventory, net                                                        304,157
  Prepaid expenses and other current assets                               2,605
                                                                    -----------
      Total current assets                                              878,033

PROPERTY AND EQUIPMENT - net of accumulated depreciation
 of $9,873                                                               15,554

GOODWILL                                                                192,000

INTANGIBLE ASSETS - net of accumulated amortization of $171,627         359,873

OTHER ASSETS                                                              6,496
                                                                    -----------

      Total assets                                                  $ 1,451,956
                                                                    ===========

(Continued)

                                       1

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

CONDENSED BALANCE SHEET (UNAUDITED) (CONTINUED)

September 30, 2010
--------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Accounts payable - trade                                          $   736,715
  Loans payable - bank line of credit                                    71,701
  Due to shareholder                                                    142,455
  Deferred revenue                                                      156,283
  Loan payable - related party                                          209,774
  Accrued expenses and other current liabilities                        439,493
                                                                    -----------

      Total current liabilities                                       1,756,421
                                                                    -----------
LONG-TERM LIABILITIES:
  Loan payable - SBA                                                     77,568
                                                                    -----------
      Total long-term liabilities                                        77,568
                                                                    -----------

      Total liabilities                                               1,833,989
                                                                    -----------
STOCKHOLDERS' DEFICIT:
  Convertible Preferred Stock, Series A $0.001 par value;
   30,000 shares authorized, 20,000 issued and outstanding                   20
  Common stock, $0.01 par value; 100,000 shares authorized,
   5,000 issued and outstanding                                              50
  Additional paid-in capital                                          4,430,464
  Accumulated deficit                                                (4,812,567)
                                                                    -----------

      Total stockholders' deficit                                      (382,033)
                                                                    -----------

      Total liabilities and stockholders' deficit                   $ 1,451,956
                                                                    ===========

                 The accompanying notes are an integral part of
                     these condensed financial statements.

                                       2

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

CONDENSED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT (UNAUDITED)

For the Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

NET SALES                                                           $ 2,809,986

COST OF SALES                                                         2,114,287
                                                                    -----------

      Gross profit                                                      695,699

SELLING, GENERAL AND ADMINISTRATIVE                                   1,855,173
                                                                    -----------

Loss from operations                                                 (1,159,474)

INTEREST AND OTHER EXPENSES                                             165,844
                                                                    -----------

NET LOSS                                                             (1,325,318)

ACCUMULATED DEFICIT - beginning                                      (3,487,249)
                                                                    -----------

ACCUMULATED DEFICIT - ending                                        $(4,812,567)
                                                                    ===========

                 The accompanying notes are an integral part of
                     these condensed financial statements.

                                       3

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)

For the Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                          $(1,325,318)
  Adjustments to reconcile net loss to net
   cash used in operating activities:
     Depreciation and amortization                                       64,015
     Changes in other operating assets and liabilities                  689,024
                                                                    -----------

          Net cash used in operating activities                        (572,279)
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowings from related party - factor                            380,541
  Net borrowings from related party                                     199,787
  Net repayments of line-of-credit                                      (17,430)
                                                                    -----------

          Net cash provided by financing activities                     562,898
                                                                    -----------

Net decrease in cash                                                     (9,381)

CASH, beginning of period                                                13,690
                                                                    -----------

CASH, end of period                                                 $     4,309
                                                                    ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

  Interest paid                                                     $    27,367
                                                                    ===========

  Income taxes                                                      $        --
                                                                    ===========

                 The accompanying notes are an integral part of
                     these condensed financial statements.

                                       4

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

1. ORGANIZATION AND NATURE OF BUSINESS

Epic Sports  International,  Inc. (the "Company" and "Epic") was incorporated on
August 12, 2002, in the state of Nevada. On April 26, 2010, the Company formally changed its name from Klip America,  Inc. to Epic.  The Company,  pursuant to an
agreement  dated  September  18,  2008  with  Capstone   Capital  Group  I,  LLC
("Capstone"),  issued 20,000 shares of Convertible  Series A Preferred  Stock to
Universal Apparel Holdings,  Inc. ("UAH"), which is related to Capstone,  giving
UAH 80% ownership in the Company.

The Company is an importer and wholesale distributor of high-end performance and lifestyle apparel, tennis racquets,  tennis bags and sporting goods accessories.
In January 2009, the Company  became the worldwide  licensee for Volkl and Boris
Becker Tennis.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The  accompanying  condensed  financial  statements  of the  Company  have  been prepared in accordance  with  accounting  principles  generally  accepted in the
United States for interim  financial  information  and in  accordance  with Rule
10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes  required by account  principles  generally accepted in the United
States  for  complete  financial  statement  presentation.  In  the  opinion  of management,  all  adjustments  for a fair statement of the results of operations and financial position for the interim period have been included. The results of operations for the interim period presented is not necessarily indicative of the result of  operations  to be expected for the year.  These  condensed  financial statements should be read in conjunction with the audited  financial  statements for the years ended December 31, 2009 and 2008.

Use of Estimates

The  preparation  of  financial  statements  in  conformity  with GAAP  requires management to make estimates and assumptions that affect the reported amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements,  and the reported amounts of revenues and expenses  during the reporting  period.  Actual  results could differ from these estimates.  Significant estimates include, but are not limited to, the valuation allowance  for deferred  income  taxes,  the amount of  impairment of long-lived assets, inventory obsolescence and the allowance for chargebacks.

                                       5

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets

Long-lived  assets are reviewed  for  impairment  whenever  events or changes in circumstances indicate that the net carrying amount may not be recoverable. When such events occur, the estimated future  undiscounted cash flows associated with the asset  are  compared  to the  asset's  carrying  amount  to  determine  if a write-down  to fair  value is  required.  The  Company  measures  impairment  by comparing the carrying  value of each group of assets that  generates cash flows with  the  estimated  present  value of the  corresponding  cash  flows.  If the expected present value of the future cash flows is less than the carrying amount of the asset group, the Company  recognizes an impairment  loss.  Management has reviewed the  Company's  long-lived  assets and believes  that there has been no impairment.

3. DUE FROM FACTOR - RELATED PARTY

In February 2007 the Company  entered into a factoring  agreement with a related party  ("factor").  Under the terms of the  agreement  the  factor has agreed to purchase the eligible  receivables at the calculated  borrowing base. The factor has been  granted a security  interest  in  substantially  all of the  Company's assets.

The agreement remains in effect until either party terminates the agreement upon giving no less than thirty day's written notice.

For the nine months ended September 30, 2010 interest and  commissions  amounted to approximately $138,000.

4. LOAN PAYABLE - RELATED PARTY

The Company entered into a five year purchase order  financing  agreement with a related party which  expires in 2013,  and bears  interest at 16% per annum.  At
September 30, 2010,  the Company owes $209,774  under this  agreement.  Interest expense for the nine months ended  September 30, 2010 amounted to  approximately
$9,800.

5. ACQUISITION

On January 28, 2010, the Company  entered into a Letter of Intent to be acquired by Amincor,  Inc.  ("Amincor"),  a related  party.  On October 18, 2010  Amincor exercised  its right under the letter of intent and  acquired  80% of the issued and outstanding stock of the Company.

                                       6

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

6. LIQUIDITY

The Company has incurred  losses and negative cash flows from operations for the years ended  December 31, 2009 and 2008 and for the nine months ended  September
30, 2010. The Company has taken steps to improve its liquidity by  consolidating its  operations,  and by seeking  additional  ways of increasing its operational efficiency.

Management  has entered into an  agreement  with a company that will allow it to continue its operations and implement new strategies for future growth (See Note
7). Although  management is confident that these steps will allow the Company to succeed,  there  are no  assurances  that  they  will  be  successful  in  their endeavors.

7. SUBSEQUENT EVENTS

On October 26,  2010,  Epic entered into a Strategic  Alliance  Agreement  ("The
Agreement") with Samsung C&T America, Inc., ("Samsung").  The Agreement shall be in effect until December 31, 2014 and shall  automatically renew for consecutive four year terms unless  either party gives  written  notice of its intent not to renew.

Pursuant  to the  terms  of the  Agreement  Samsung  has  appointed  Epic as its exclusive  representative  for the sale of certain Epic  products  which will be funded and purchased by Samsung. As compensation for the services to be rendered by Epic they will be paid a  commission  on a monthly  basis equal to 21% of the net invoice amount billed to customers  after certain  adjustments as defined in the Agreement have been applied.

In addition  Samsung  also has the right to purchase  certain of Epic's  current inventory up to $500,000 on terms mutually agreed upon by the parties.

The Company has evaluated its subsequent  events through  December 23, 2010, the date that the accompanying  condensed financial  statements were available to be issued. The Company had no additional subsequent events requiring disclosure.

                                       7

                         AMINCOR, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

The following  unaudited pro forma condensed  consolidating  balance sheet as of
September  30, 2010  combines  the  consolidating  historical  balance  sheet of
Amincor,  Inc. and  Subsidiary  (the "Company" or "Amincor") as of September 30,
2010, and the balance sheets of Epic Sports  International,  Inc.  ("Epic"),  as well as three additional Amincor subsidiaries also acquired on October 18, 2010:
Baker's Pride, Inc. ("BPI"), Masonry Supply Holding Corp. ("Masonry"), and Tyree
Holdings Corp. ("Tyree").  The pro forma condensed  consolidating balance sheets as of  September  30, 2010 are  presented  under the "as if  pooling-of-interest method" of accounting,  as the entities are under common control,  giving effect to the acquisition of BPI, Epic, Masonry, and Tyree,  pursuant to the letters of intent to acquire  the  outstanding  stock,  on October 18,  2010,  as if it had occurred on September 30, 2010.

The  following  unaudited  pro  forma  condensed   consolidating   statement  of
operations  for the  year  ended  December  31,  2009  combines  the  historical statement of  operations of Amincor,  Inc. for the year ended  December 31, 2009 and the statements of operations of BPI, Epic,  Masonry,  Tulare Holdings,  Inc.
("Tulare") and Tyree for the year ended December 31, 2009,  giving effect to the
BPI,  Epic,  Masonry,  Tulare and Tyree  acquisitions  as if it had  occurred on
January 1, 2009.

The  following  unaudited  pro  forma  condensed   consolidating   statement  of
operations for the nine months ended  September 30, 2010 combines the historical consolidating  statement of operations of Amincor,  Inc. and  Subsidiary for the nine months ended  September 30, 2010,  and the statements of operations of BPI,
Epic,  Masonry and Tyree for the nine months ended  September  30, 2010,  giving effect to the BPI, Epic, Masonry and Tyree acquisitions as if it had occurred on
January 1, 2010.

The unaudited pro forma condensed  consolidating  financial statements have been prepared giving effect to, among other things, the BPI, Epic, Masonry, and Tyree acquisitions  which will be accounted for as an "as if  pooling-of-interest"  in accordance with ASC 805-50 for business  combinations  for entities under common control. Since the Company and BPI, Epic, Masonry, and Tyree are deemed entities under the common control of Amincor,  the acquisition will be recorded using the as if  pooling-of-interest  method and the financial information for all periods presented  subsequent to October 15, 2008 for BPI,  September 19, 2008 for Epic,
December  31, 2009 for  Masonry,  and January 17, 2008 for Tyree,  the dates the entities  came under  common  control,  will be presented as if the entities had been combined.

The unaudited pro forma condensed  consolidating  financial statements are based on the  estimates  and  assumptions  set forth in the notes to such  statements, which  have  been  made  solely  for  purposes  of  developing  such  pro  forma information. The pro forma adjustments are based upon available information that we believe is reasonable  under the  circumstances,  and is subject to revision.
The  unaudited  pro  forma  condensed  consolidating  financial  statements  are presented for  informational  purposes  only,  and we cannot assure you that the assumptions  used  in the  preparation  of the  unaudited  pro  forma  condensed consolidating  financial  statements  will ultimately  prove to be correct.  The unaudited pro forma  information is not necessarily  indicative of the financial position or results of operations  that may have actually  occurred had the BPI,
Epic,  Masonry,  Tulare and Tyree acquisitions taken place on the dates noted or the future financial position or operating results of the combined Company.

                         AMINCOR, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEETS
                               SEPTEMBER 30, 2010

                                                                             EPIC SPORTS          MASONRY
                                   COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,     SUPPLY HOLDING
                                    REPORTED                INC.                 INC.              CORP.
                                   -----------          -----------          -----------        -----------

            ASSETS

CURRENT ASSETS                     $ 7,412,357          $ 5,389,683          $   878,033        $ 1,454,996

PROPERTY AND EQUIPMENT                 362,366              143,292               15,554          2,025,925

INTANGIBLE ASSETS                           --           13,921,971              551,873            968,025

OTHER ASSETS                           306,667                   --                6,496                 --
                                   -----------          -----------          -----------        -----------

    TOTAL ASSETS                   $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                $ 9,251,887          $ 5,556,234          $ 1,756,421        $ 3,106,402

LONG-TERM LIABILITIES                       --                   --               77,568            236,531
                                   -----------          -----------          -----------        -----------

    TOTAL LIABILITIES                9,251,887            5,556,234            1,833,989          3,342,933
                                   -----------          -----------          -----------        -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                   (1,170,497)          13,898,712             (382,033)         1,106,013

NON-CONTROLLING INTERESTS                   --                   --                   --                 --
                                   -----------          -----------          -----------        -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                          (1,170,497)          13,898,712             (382,033)         1,106,013
                                   -----------          -----------          -----------        -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                         $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

                                   TYREE HOLDINGS        PRO FORMA            PRO FORMA
                                       CORP.            ADJUSTMENTS          CONSOLIDATED
                                    -----------         -----------          ------------
            ASSETS

CURRENT ASSETS                      $23,273,893         $        --          $38,408,962

PROPERTY AND EQUIPMENT                2,600,011                  --            5,147,148

INTANGIBLE ASSETS                    15,088,295                  --           30,530,164

OTHER ASSETS                            483,557                  --              796,720
                                    -----------         -----------          -----------

    TOTAL ASSETS                    $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                 $36,241,757         $        --          $55,912,701

LONG-TERM LIABILITIES                 1,257,765                  --            1,571,864
                                    -----------         -----------          -----------

    TOTAL LIABILITIES                37,499,522                  --           57,484,565
                                    -----------         -----------          -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                     3,946,234 (1)      (2,106,665)          15,291,764

NON-CONTROLLING INTERESTS                    -- (1)       2,106,665            2,106,665
                                    -----------         -----------          -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                            3,946,234                  --           17,398,429
                                    -----------         -----------          -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                          $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2010

BASIS OF PRESENTATION

The unaudited pro forma  condensed  consolidating  balance  sheets  presents the financial  position of the Company on  September  30, 2010,  and Baker's  Pride,
Inc., Epic Sports  International,  Inc., Masonry Supply Holding Corp., and Tyree
Holdings Corp. on September 30, 2010.

PRO FORMA ADJUSTMENTS

(1)  To record as of September 30, 2010 the non-controlling interests in equity:

             Epic Sports International, Inc.          $  (962,463)
             Tyree Holdings Corp.                      (1,144,202)
                                                      -----------

                                                      $(2,106,665)
                                                      ===========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009

                                                                                       EPIC SPORTS             MASONRY
                                          COMPANY AS           BAKER'S PRIDE,         INTERNATIONAL,        SUPPLY HOLDING
                                           REPORTED                INC.                    INC.                  CORP.
                                         ------------          ------------           ------------           ------------

NET REVENUES                             $         --          $ 13,345,574           $  3,803,853           $ 10,126,542

COST OF REVENUES                                   --             9,154,517              2,654,319              9,642,659
                                         ------------          ------------           ------------           ------------

GROSS PROFIT                                       --             4,191,057              1,149,534                483,883

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                           --             4,319,410              2,416,120              3,132,827
                                         ------------          ------------           ------------           ------------

LOSS FROM OPERATIONS                               --              (128,353)            (1,266,586)            (2,648,944)

NON-OPERATING EXPENSES                             --               654,844                966,985              6,888,710
                                         ------------          ------------           ------------           ------------

NET LOSS                                 $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --          $         --           $         --           $         --
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                            $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $        --
                                         ===========
  DILUTED                                $        --
                                         ===========

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                   14,126,820
                                         ===========
  DILUTED                                 14,126,820
                                         ===========

                                         TULARE HOLDINGS,       TYREE HOLDINGS           PRO FORMA            PRO FORMA
                                              INC.                   CORP.              ADJUSTMENTS          CONSOLIDATED
                                          ------------           ------------           -----------          ------------

NET REVENUES                              $ 11,324,456           $ 53,654,956           $        --          $ 92,255,381

COST OF REVENUES                            10,919,274             44,234,184                    --            76,604,953
                                          ------------           ------------           -----------          ------------

GROSS PROFIT                                   405,182              9,420,772                    --            15,650,428

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                     1,936,173             10,831,583                    --            22,636,113
                                          ------------           ------------           -----------          ------------

LOSS FROM OPERATIONS                        (1,530,991)            (1,410,811)                   --            (6,985,685)

NON-OPERATING EXPENSES                       5,884,810              1,203,353                    --            15,598,702
                                          ------------           ------------           -----------          ------------

NET LOSS                                  $ (7,415,801)          $ (2,614,164)          $        --          $(22,584,387)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS                $         --           $         --  (1)      $  (726,430)         $   (726,430)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                             $ (7,415,801)          $ (2,614,164)          $   726,430          $(21,857,957)
                                          ============           ============           ===========          ============

TOTAL NET LOSS PER SHARE:
  BASIC                                                                                                      $      (1.55)
                                                                                                             ============
  DILUTED                                                                                                    $      (1.55)
                                                                                                             ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                                                                                        14,126,820
                                                                                                             ============
  DILUTED                                                                                                      14,126,820
                                                                                                             ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2009

BASIS OF PRESENTATION

The  unaudited  pro  forma  condensed  consolidating  statements  of  operations included the results of the Company for the year ended  December  31, 2009,  and
Baker's Pride,  Inc., Epic Sports  International,  Inc.,  Masonry Supply Holding
Corp.,  Tulare  Holdings,  Inc.  and Tyree  Holdings  Corp.  for the year  ended
December 31, 2009.

PRO FORMA ADJUSTMENTS

(1)  To  record,   for  the  year  ended  December  31,  2009,  the  net  losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(446,714)
              Tyree Holdings Corp.                      (279,716)
                                                       ---------

                                                       $(726,430)
                                                       =========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010

                                                                                   EPIC SPORTS            MASONRY
                                         COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,       SUPPLY HOLDING
                                          REPORTED                INC.                 INC.                CORP.
                                         -----------          -----------          -----------          -----------

NET REVENUES                             $  8,514,015         $  9,907,509         $  2,809,986         $  5,060,372

COST OF REVENUES                            7,843,618            6,706,454            2,114,287            4,082,246
                                         ------------         ------------         ------------         ------------

GROSS PROFIT                                  670,397            3,201,055              695,699              978,126

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                    1,775,890            3,052,829            1,855,173            2,478,294
                                         ------------         ------------         ------------         ------------

(LOSS) INCOME FROM OPERATIONS              (1,105,493)             148,226           (1,159,474)          (1,500,168)

NON-OPERATING EXPENSES                        397,411              377,810              165,844              154,766
                                         ------------         ------------         ------------         ------------

NET LOSS                                 $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --         $         --         $         --         $         --
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES                            $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $      (0.05)
                                         ============
  DILUTED                                $      (0.05)
                                         ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                    29,189,177
                                         ============
  DILUTED                                  29,189,177
                                         ============

                                         TYREE HOLDINGS         PRO FORMA           PRO FORMA
                                             CORP.             ADJUSTMENTS         CONSOLIDATED
                                          -----------          -----------         ------------
NET REVENUES
                                          $ 30,370,792         $         --        $ 56,662,674
COST OF REVENUES
                                            23,919,081                   --          44,665,686
                                          ------------         ------------        ------------
GROSS PROFIT
                                             6,451,711                   --          11,996,988
SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES
                                            10,753,508                   --          19,915,694
                                          ------------         ------------        ------------
(LOSS) INCOME FROM OPERATIONS
                                            (4,301,797)                  --          (7,918,706)
NON-OPERATING EXPENSES
                                               794,283                   --           1,890,114
                                          ------------         ------------        ------------
NET LOSS
                                          $ (5,096,080)        $         --        $ (9,808,820)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS
                                          $         --  (1)    $   (810,345)       $   (810,345)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES
                                          $ (5,096,080)        $    810,345        $ (8,998,475)
                                          ============         ============        ============
TOTAL NET LOSS PER SHARE:
  BASIC
                                                                                   $      (0.34)
  DILUTED                                                                          ============
                                                                                   $      (0.34)
                                                                                   ============
WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC
                                                                                     29,189,177
  DILUTED                                                                          ============
                                                                                     29,189,177
                                                                                   ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010

BASIS OF PRESENTATION

The  unaudited  pro  forma  condensed  consolidating  statements  of  operations included  the results of the Company for the nine  months  ended  September  30,
2010, and Baker's Pride, Inc., Epic Sports  International,  Inc., Masonry Supply
Holding Corp.,  and Tyree Holdings Corp. for the nine months ended September 30,
2010.

PRO FORMA ADJUSTMENTS

(1)  To record,  for the nine months ended  September  30, 2010,  the net losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(265,064)
              Tyree Holdings Corp.                      (545,281)
                                                       ---------

                                                       $(810,345)
                                                       =========

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             Amincor, Inc.
                                             (Registrant)

Date: December 28, 2010
                                             /s/ Joseph F. Ingrassia
                                             -----------------------------------
                                             Joseph F. Ingrassia, Vice President

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 19, 2010
                                 Date of Report

                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-49669                  88-0376372
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

1350 Avenue of the Americas, 24th FL,
            New York, NY                                            10019
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (347) 821-3452

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 19, 2010, Amincor, Inc., a Nevada corporation (the "Company"), filed a Current Report on Form 8-K (the "Initial 8-K") with the Securities and
Exchange Commission disclosing the Company's acquisition of Baker's Pride, Inc., a Delaware Corporation ("Baker's").

In accordance with Item 9.01 (b) of Form 8-K, the Initial 8-K did not include the unaudited pro forma combined financial information of the Company and
Baker's (collectively, the "Financial Information"), and instead contained an undertaking to subsequently file the Financial Information. This amendment is being filed for the purpose of satisfying the Company's undertaking to file the
Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the Initial 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Unaudited condensed consolidated financial statements of Baker's Pride Inc. and
Subsidiaries for the nine months ended September 30, 2010.

(b) Pro-Forma Financial Information

The unaudited pro forma condensed consolidating balance sheets as of September
30, 2010, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 2009, and the nine months ended
September 30, 2010.

                       BAKER'S PRIDE INC. AND SUBSIDIARIES

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
                                   (UNAUDITED)

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONTENTS

September 30, 2010
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

   Condensed Consolidated Balance Sheet                                       1

   Condensed Consolidated Statement of Operations and Accumulated Deficit     2

   Condensed Consolidated Statement of Cash Flows                             3

   Notes to Condensed Consolidated Financial Statements                     4-6

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
  Cash                                                             $        369
  Due from factor - related party                                     2,525,319
  Due from related party                                              2,208,788
  Inventories                                                           227,661
  Prepaid expenses and other current assets                             427,546
                                                                   ------------

      Total current assets                                            5,389,683
                                                                   ------------

PROPERTY AND EQUIPMENT, net                                             143,292
                                                                   ------------
OTHER ASSETS:
  Goodwill                                                            7,770,900
  Intangible assets, net                                              6,151,071
                                                                   ------------

      Total other assets                                             13,921,971
                                                                   ------------

      Total assets                                                 $ 19,454,946
                                                                   ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                            $  1,259,340
  Assumed liabilities                                                    11,044
  Lease payable - related party                                       4,285,850
                                                                   ------------
      Total current liabilities                                       5,556,234
                                                                   ------------
STOCKHOLDERS' EQUITY:
  Common stock - authorized 10,000 shares $.001 par value;
   100 shares issued and outstanding                                         --
  Additional paid-in capital                                         15,265,805
  Accumulated deficit                                                (1,367,093)
                                                                   ------------

      Total stockholders' equity                                     13,898,712
                                                                   ------------

      Total liabilities and stockholders' equity                   $ 19,454,946
                                                                   ============

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                                       1

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND
ACCUMULATED DEFICIT (UNAUDITED)

For The Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

NET REVENUES                                                        $ 9,907,509

COST OF REVENUES                                                      6,706,454
                                                                    -----------

      Gross profit                                                    3,201,055

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                          3,052,829
                                                                    -----------

      Income from operations                                            148,226
                                                                    -----------
OTHER (EXPENSE) INCOME:
  Interest expense                                                     (435,172)
  Rental income                                                          57,362
                                                                    -----------

      Total other expense                                              (377,810)
                                                                    -----------

      Net loss                                                         (229,584)

ACCUMULATED DEFICIT - beginning                                      (1,137,508)
                                                                    -----------

ACCUMULATED DEFICIT - ending                                        $(1,367,092)
                                                                    ===========

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                                       2

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

For The Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                            $(229,584)
  Adjustments to reconcile net loss to net
   cash provided by operating activities:
     Depreciation and amortization                                      574,177
     Changes in other operating assets and liabilities                 (206,950)
                                                                      ---------

          Net cash provided by operating activities                     137,643
                                                                      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                  (106,982)
                                                                      ---------

          Net cash used in investing activities                        (106,982)
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments of assumed liabilities                                       (32,755)
                                                                      ---------

          Net cash used in financing activities                         (32,755)
                                                                      ---------

Net decrease in cash                                                     (2,094)

CASH, beginning of period                                                 2,463
                                                                      ---------

CASH, end of period                                                   $     369
                                                                      =========

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid during the period:
  Interest                                                            $ 435,172
                                                                      =========
  Income taxes                                                        $      --
                                                                      =========

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                                       3

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

1. ORGANIZATION AND NATURE OF BUSINESS

Baker's Pride Inc.  ("Baker's  Pride") and its  wholly-owned  subsidiaries,  The
Jefferson Street Bakery, Inc.  ("Jefferson  Street") and the Mt. Pleasant Street
Bakery, Inc. ("Mt. Pleasant Street")  (collectively,  the "Company") manufacture
bakery  food  products,   mainly  several   varieties  of  sliced  and  packaged
store-brand  bread for a  national  supermarket  and its food  service  channels throughout  the Midwest  region.  The Company was  incorporated  in the state of
Delaware on August 28, 2008. The Company  operates its facilities in Burlington,
Iowa.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The condensed  consolidated financial statements include the accounts of Baker's
Pride  Inc.  and its two wholly  owned  subsidiaries,  Jefferson  Street and Mt.
Pleasant Street. All significant intercompany  transactions have been eliminated in consolidation.

Basis of Presentation

The accompanying condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the
United States for interim  financial  information  and in  accordance  with Rule
10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United
States  for  complete  financial  statement  presentation.  In  the  opinion  of management,  all  adjustments  for a fair statement of the results of operations and financial position for the interim period have been included. The results of operations for the interim period presented is not necessarily indicative of the results of operations to be expected for the year. These condensed  consolidated financial statements should be read in conjunction with the audited consolidated financial  statements  for the year ended  December 31, 2009 and the period from
August 28, 2008 (inception) through December 31, 2008.

Use of Estimates

The  preparation  of  financial  statements  in  conformity  with GAAP  requires management to make estimates and assumptions that affect the reported amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the condensed unaudited consolidated  financial statements,  and the
reported  amounts  of  revenues  and  expenses  during  the  reporting   period.
Significant  estimates include, but are not limited to, useful lives of tangible and  intangible  assets,  depreciation  and  amortization.  Actual results could differ from these estimates.

                                       4

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets

The Company evaluates the fair value of its long-lived assets on an annual basis or  whenever  events or  changes in  circumstances  indicate  that its  carrying amounts may not be  recoverable.  Accordingly,  any  impairment  of the value is recognized  when the  carrying  amount of a  long-lived  asset  exceeds its fair value. No impairment charges have been recognized.

3. RELATED PARTY TRANSACTIONS

Due from Factor

On October 15, 2008,  the Company signed a discount  factoring  agreement with a related  party  ("Factor").  The Company  can  request  advances of up to 80% of factored  accounts  based on  customer  credit  limit.  Under  the  terms of the agreement,  the factor established a reserve account which controls the activity under the agreement.  The factor agreement is secured by  substantially  all the assets of the Company.  Factor fees  (inclusive  of  commissions  and  interest)
amounted to $242,330 for the nine months ended September 30, 2010.

Loan Payable

The  Company  entered  into a three  year  purchase  order  financing  agreement expiring in 2011 (the "Purchase Order  Financing") with a related party,  with a renewal  option.  The annual  interest  rate on all  advances  is 16%,  with the exception of overdue balances, which bear interest of 24%.

The Purchase Order  Financing is secured by  substantially  all of the assets of the Company.  The related interest  amounted to  approximately  $188,000 for the nine months ended September 30, 2010.

As of September  30, 2010,  the Company has recorded a due from related party of
$2,208,788  for monies not  remitted to the  Company  under the  Purchase  Order
Financing.

4. ACQUISITION

On January 28, 2010, the Company  entered into a Letter of Intent to be acquired by Amincor,  Inc.  ("Amincor"),  a related  party.  On October 18, 2010  Amincor exercised  its right under the letter of intent and  acquired  all of the issued and outstanding stock of the Company.

                                       5

BAKER'S PRIDE INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------

5. LIQUIDITY

The Company  incurred losses for the year ended December 31, 2009 and the period from August 28, 2008  (inception)  to December  31, 2008 and for the nine months ended September 30, 2010. In 2011, management's intention is to raise sufficient capital to upgrade  the plant and  equipment,  allowing  the  Company to be more
competitive  within  the  industry.  In  addition,   the  Company  is  currently
implementing  a  plan  to  increase  working  capital.  Although  management  is confident that it will succeed in raising  additional working capital and equity for the Company,  there are no assurances  that they will be successful in their endeavors.  However,  management  believes the Company has sufficient  access to working capital to sustain operations through September 30, 2011.

6. SUBSEQUENT EVENTS

The Company has evaluated its subsequent  events through  December 23, 2010, the date that the accompanying financial statements were available to be issued. The
Company had no additional subsequent events requiring disclosure.

                                       6

                         AMINCOR, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

The following  unaudited pro forma condensed  consolidating  balance sheet as of
September  30, 2010  combines  the  consolidating  historical  balance  sheet of
Amincor,  Inc. and  Subsidiary  (the "Company" or "Amincor") as of September 30,
2010, and the balance sheets of Baker's Pride,  Inc.  ("BPI"),  as well as three additional  Amincor  subsidiaries also acquired on October 18, 2010: Epic Sports
International,  Inc.  ("Epic"),  Masonry Supply Holding Corp.  ("Masonry"),  and
Tyree Holdings Corp.  ("Tyree").  The pro forma condensed  consolidating balance
sheets   as  of   September   30,   2010  are   presented   under   the  "as  if
pooling-of-interest  method" of  accounting,  as the  entities  are under common control,  giving effect to the  acquisition  of BPI, Epic,  Masonry,  and Tyree, pursuant to the letters of intent to acquire the  outstanding  stock, on October
18, 2010, as if it had occurred on September 30, 2010.

The  following  unaudited  pro  forma  condensed   consolidating   statement  of
operations  for the  year  ended  December  31,  2009  combines  the  historical statement of  operations of Amincor,  Inc. for the year ended  December 31, 2009 and the statements of operations of BPI, Epic,  Masonry,  Tulare Holdings,  Inc.
("Tulare") and Tyree for the year ended December 31, 2009,  giving effect to the
BPI,  Epic,  Masonry,  Tulare and Tyree  acquisitions  as if it had  occurred on
January 1, 2009.

The  following  unaudited  pro  forma  condensed   consolidating   statement  of
operations for the nine months ended  September 30, 2010 combines the historical consolidating  statement of operations of Amincor,  Inc. and  Subsidiary for the nine months ended  September 30, 2010,  and the statements of operations of BPI,
Epic,  Masonry and Tyree for the nine months ended  September  30, 2010,  giving effect to the BPI, Epic, Masonry and Tyree acquisitions as if it had occurred on
January 1, 2010.

The unaudited pro forma condensed  consolidating  financial statements have been prepared giving effect to, among other things, the BPI, Epic, Masonry, and Tyree acquisitions  which will be accounted for as an "as if  pooling-of-interest"  in accordance with ASC 805-50 for business  combinations  for entities under common control.  Since the  Company  and BPI,  Epic,  Masonry,  and Tyree  each  deemed entities under the common control of Amincor,  the acquisition  will be recorded using the as if pooling-of-interest method and the financial information for all periods presented subsequent to October 15, 2008 for BPI, September 19, 2008 for
Epic,  December 31, 2009 for Masonry,  and January 17, 2008 for Tyree, the dates the entities came under common control, will be presented as if the entities had been combined.

The unaudited pro forma condensed  consolidating  financial statements are based on the  estimates  and  assumptions  set forth in the notes to such  statements, which  have  been  made  solely  for  purposes  of  developing  such  pro  forma information. The pro forma adjustments are based upon available information that we believe is reasonable  under the  circumstances,  and is subject to revision.
The  unaudited  pro  forma  condensed  consolidating  financial  statements  are presented for  informational  purposes  only,  and we cannot assure you that the assumptions  used  in the  preparation  of the  unaudited  pro  forma  condensed consolidating  financial  statements  will ultimately  prove to be correct.  The unaudited pro forma  information is not necessarily  indicative of the financial position or results of operations  that may have actually  occurred had the BPI,
Epic,  Masonry,  Tulare and Tyree acquisitions taken place on the dates noted or the future financial position or operating results of the combined Company.

                         AMINCOR, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEETS
                               SEPTEMBER 30, 2010

                                                                             EPIC SPORTS          MASONRY
                                   COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,     SUPPLY HOLDING
                                    REPORTED                INC.                 INC.              CORP.
                                   -----------          -----------          -----------        -----------

            ASSETS

CURRENT ASSETS                     $ 7,412,357          $ 5,389,683          $   878,033        $ 1,454,996

PROPERTY AND EQUIPMENT                 362,366              143,292               15,554          2,025,925

INTANGIBLE ASSETS                           --           13,921,971              551,873            968,025

OTHER ASSETS                           306,667                   --                6,496                 --
                                   -----------          -----------          -----------        -----------

    TOTAL ASSETS                   $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                $ 9,251,887          $ 5,556,234          $ 1,756,421        $ 3,106,402

LONG-TERM LIABILITIES                       --                   --               77,568            236,531
                                   -----------          -----------          -----------        -----------

    TOTAL LIABILITIES                9,251,887            5,556,234            1,833,989          3,342,933
                                   -----------          -----------          -----------        -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                   (1,170,497)          13,898,712             (382,033)         1,106,013

NON-CONTROLLING INTERESTS                   --                   --                   --                 --
                                   -----------          -----------          -----------        -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                          (1,170,497)          13,898,712             (382,033)         1,106,013
                                   -----------          -----------          -----------        -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                         $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

                                   TYREE HOLDINGS        PRO FORMA            PRO FORMA
                                       CORP.            ADJUSTMENTS          CONSOLIDATED
                                    -----------         -----------          ------------
            ASSETS

CURRENT ASSETS                      $23,273,893         $        --          $38,408,962

PROPERTY AND EQUIPMENT                2,600,011                  --            5,147,148

INTANGIBLE ASSETS                    15,088,295                  --           30,530,164

OTHER ASSETS                            483,557                  --              796,720
                                    -----------         -----------          -----------

    TOTAL ASSETS                    $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                 $36,241,757         $        --          $55,912,701

LONG-TERM LIABILITIES                 1,257,765                  --            1,571,864
                                    -----------         -----------          -----------

    TOTAL LIABILITIES                37,499,522                  --           57,484,565
                                    -----------         -----------          -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                     3,946,234 (1)      (2,106,665)          15,291,764

NON-CONTROLLING INTERESTS                    -- (1)       2,106,665            2,106,665
                                    -----------         -----------          -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                            3,946,234                  --           17,398,429
                                    -----------         -----------          -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                          $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2010

BASIS OF PRESENTATION

The unaudited pro forma  condensed  consolidating  balance  sheets  presents the financial  position of the Company on  September  30, 2010,  and Baker's  Pride,
Inc., Epic Sports  International,  Inc., Masonry Supply Holding Corp., and Tyree
Holdings Corp. on September 30, 2010.

PRO FORMA ADJUSTMENTS

(1)  To record as of September 30, 2010 the non-controlling interests in equity:

             Epic Sports International, Inc.          $  (962,463)
             Tyree Holdings Corp.                      (1,144,202)
                                                      -----------

                                                      $(2,106,665)
                                                      ===========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009

                                                                                       EPIC SPORTS             MASONRY
                                          COMPANY AS           BAKER'S PRIDE,         INTERNATIONAL,        SUPPLY HOLDING
                                           REPORTED                INC.                    INC.                  CORP.
                                         ------------          ------------           ------------           ------------

NET REVENUES                             $         --          $ 13,345,574           $  3,803,853           $ 10,126,542

COST OF REVENUES                                   --             9,154,517              2,654,319              9,642,659
                                         ------------          ------------           ------------           ------------

GROSS PROFIT                                       --             4,191,057              1,149,534                483,883

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                           --             4,319,410              2,416,120              3,132,827
                                         ------------          ------------           ------------           ------------

LOSS FROM OPERATIONS                               --              (128,353)            (1,266,586)            (2,648,944)

NON-OPERATING EXPENSES                             --               654,844                966,985              6,888,710
                                         ------------          ------------           ------------           ------------

NET LOSS                                 $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --          $         --           $         --           $         --
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                            $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $        --
                                         ===========
  DILUTED                                $        --
                                         ===========

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                   14,126,820
                                         ===========
  DILUTED                                 14,126,820
                                         ===========

                                         TULARE HOLDINGS,       TYREE HOLDINGS           PRO FORMA            PRO FORMA
                                              INC.                   CORP.              ADJUSTMENTS          CONSOLIDATED
                                          ------------           ------------           -----------          ------------

NET REVENUES                              $ 11,324,456           $ 53,654,956           $        --          $ 92,255,381

COST OF REVENUES                            10,919,274             44,234,184                    --            76,604,953
                                          ------------           ------------           -----------          ------------

GROSS PROFIT                                   405,182              9,420,772                    --            15,650,428

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                     1,936,173             10,831,583                    --            22,636,113
                                          ------------           ------------           -----------          ------------

LOSS FROM OPERATIONS                        (1,530,991)            (1,410,811)                   --            (6,985,685)

NON-OPERATING EXPENSES                       5,884,810              1,203,353                    --            15,598,702
                                          ------------           ------------           -----------          ------------

NET LOSS                                  $ (7,415,801)          $ (2,614,164)          $        --          $(22,584,387)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS                $         --           $         --  (1)      $  (726,430)         $   (726,430)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                             $ (7,415,801)          $ (2,614,164)          $   726,430          $(21,857,957)
                                          ============           ============           ===========          ============

TOTAL NET LOSS PER SHARE:
  BASIC                                                                                                      $      (1.55)
                                                                                                             ============
  DILUTED                                                                                                    $      (1.55)
                                                                                                             ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                                                                                        14,126,820
                                                                                                             ============
  DILUTED                                                                                                      14,126,820
                                                                                                             ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2009

BASIS OF PRESENTATION

The  unaudited  pro  forma  condensed  consolidating  statements  of  operations included the results of the Company for the year ended  December  31, 2009,  and
Baker's Pride,  Inc., Epic Sports  International,  Inc.,  Masonry Supply Holding
Corp.,  Tulare  Holdings,  Inc.  and Tyree  Holdings  Corp.  for the year  ended
December 31, 2009.

PRO FORMA ADJUSTMENTS

(1)  To  record,   for  the  year  ended  December  31,  2009,  the  net  losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(446,714)
              Tyree Holdings Corp.                      (279,716)
                                                       ---------

                                                       $(726,430)
                                                       =========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010

                                                                                   EPIC SPORTS            MASONRY
                                         COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,       SUPPLY HOLDING
                                          REPORTED                INC.                 INC.                CORP.
                                         -----------          -----------          -----------          -----------

NET REVENUES                             $  8,514,015         $  9,907,509         $  2,809,986         $  5,060,372

COST OF REVENUES                            7,843,618            6,706,454            2,114,287            4,082,246
                                         ------------         ------------         ------------         ------------

GROSS PROFIT                                  670,397            3,201,055              695,699              978,126

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                    1,775,890            3,052,829            1,855,173            2,478,294
                                         ------------         ------------         ------------         ------------

(LOSS) INCOME FROM OPERATIONS              (1,105,493)             148,226           (1,159,474)          (1,500,168)

NON-OPERATING EXPENSES                        397,411              377,810              165,844              154,766
                                         ------------         ------------         ------------         ------------

NET LOSS                                 $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --         $         --         $         --         $         --
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES                            $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $      (0.05)
                                         ============
  DILUTED                                $      (0.05)
                                         ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                    29,189,177
                                         ============
  DILUTED                                  29,189,177
                                         ============

                                         TYREE HOLDINGS         PRO FORMA           PRO FORMA
                                             CORP.             ADJUSTMENTS         CONSOLIDATED
                                          -----------          -----------         ------------
NET REVENUES
                                          $ 30,370,792         $         --        $ 56,662,674
COST OF REVENUES
                                            23,919,081                   --          44,665,686
                                          ------------         ------------        ------------
GROSS PROFIT
                                             6,451,711                   --          11,996,988
SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES
                                            10,753,508                   --          19,915,694
                                          ------------         ------------        ------------
(LOSS) INCOME FROM OPERATIONS
                                            (4,301,797)                  --          (7,918,706)
NON-OPERATING EXPENSES
                                               794,283                   --           1,890,114
                                          ------------         ------------        ------------
NET LOSS
                                          $ (5,096,080)        $         --        $ (9,808,820)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS
                                          $         --  (1)    $   (810,345)       $   (810,345)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES
                                          $ (5,096,080)        $    810,345        $ (8,998,475)
                                          ============         ============        ============
TOTAL NET LOSS PER SHARE:
  BASIC
                                                                                   $      (0.34)
  DILUTED                                                                          ============
                                                                                   $      (0.34)
                                                                                   ============
WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC
                                                                                     29,189,177
  DILUTED                                                                          ============
                                                                                     29,189,177
                                                                                   ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010

BASIS OF PRESENTATION

The  unaudited  pro  forma  condensed  consolidating  statements  of  operations included  the results of the Company for the nine  months  ended  September  30,
2010, and Baker's Pride, Inc., Epic Sports  International,  Inc., Masonry Supply
Holding Corp.,  and Tyree Holdings Corp. for the nine months ended September 30,
2010.

PRO FORMA ADJUSTMENTS

(1)  To record,  for the nine months ended  September  30, 2010,  the net losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(265,064)
              Tyree Holdings Corp.                      (545,281)
                                                       ---------

                                                       $(810,345)
                                                       =========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Amincor, Inc.
                                             (Registrant)

Date: December 28, 2010
                                             /s/ Joseph F. Ingrassia
                                             -----------------------------------
                                             Joseph F. Ingrassia, Vice President